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                                                                    EXHIBIT 10.7

                                                                  Execution Copy

                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), effective as of February 26, 2004 (the "AMENDMENT EFFECTIVE DATE"), is by and among KCS Energy, Inc., a Delaware corporation (the "BORROWER"), and each of the Lenders party to that certain Second Amended and Restated Credit Agreement dated as of November 18, 2003, among Borrower, the Lenders party thereto, Bank of Montreal, a Canadian chartered bank acting through certain of its U.S. branches or agencies ("BANK OF MONTREAL"), as Agent and Collateral Agent, and BNP Paribas, as Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to delete the requirement pursuant to Section 7.21(b)(ii) of the Credit Agreement that Borrower enter into one or more Hedging Agreements no later than February 29, 2004 covering certain of Borrower's calendar year 2005 production; and the Lenders have agreed to such amendment subject to the terms and conditions set forth herein;

                  WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement to add the additional title of "Syndication Agent" for Bank One, N.A.; and

                  WHEREAS, the Borrower has requested that the Lenders acknowledge satisfaction of certain post-closing title curative requirements described in Exhibit II to the Credit Agreement (the "TITLE REQUIREMENTS").

                  NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

         Section 1. Amendments. The Credit Agreement is hereby amended as follows:

                  (a) Section 7.21(b) is amended by deleting the character "(i)" immediately following the words "The Borrower or a Subsidiary Guarantor" and by deleting subclause (ii) in its entirety, such that
         Section 7.21(b) reads, in its entirety:

                           "(b)     The Borrower or a Subsidiary Guarantor by
                  not later than December 31, 2003, shall enter into one or more Hedging Agreements covering a notional volume of 20,000 MMBtue/d for all of calendar year 2004 at a minimum floor price of $3.50 per MMBtue."

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                  (b)      The title page to the Credit Agreement is amended to
         add the words "AND SYNDICATION AGENT" following the words "BANK ONE, N.A., AS CO-LEAD ARRANGER".

                  (c) The first paragraph of the preamble to the Credit Agreement is amended by adding "Bank One, N.A. as Syndication Agent ("SYNDICATION AGENT");" immediately following the final semi-colon in such paragraph.

                  (d) Section 10.8, including the heading thereto, is amended in its entirety to read: "DOCUMENTATION AGENT AND SYNDICATION AGENT. Neither the Documentation Agent nor the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement or the other Loan Documents other than those applicable to Lenders as such."

         Section 2. Title Requirements. The Lenders acknowledge receipt of evidence that all of the Title Requirements have been satisfactorily resolved, with the exception of Item 4 of Exhibit II to the Credit Agreement insofar as the Borrower has not obtained mineral leases covering 23.333 mineral acres as to the lower Cotton Valley formation beneath Section 17, Township 16 North, Range 11 West, Bossier Parish, Louisiana. Borrower agrees to continue to use its reasonable commercial efforts to obtain such leases, and to deliver a title opinion to such effect and a Mortgage thereon in favor of the Collateral Agent; provided, however, the failure to obtain such leases, in and of itself, shall not be considered by the Lenders for the purposes of determining whether (i) the condition precedent set forth in clause (iii) of Section 5.2(e) of the Credit Agreement has been satisfied; (ii) the Borrower has breached any of its representations or warranties set forth in Article VI of the Credit Agreement or any of its representations or warranties in any of the other Loan Documents;
(iii) the Borrower has complied with its obligations set forth in Sections 7.6, 7.19(a) or 7.20 of the Credit Agreement; or (iv) there shall have occurred an Event of Default under Section 9.1(m) of the Credit Agreement. The lenders agree that, for purposes of Paragraph B of said Exhibit II, the amount attributable to the Oil and Gas properties affected by the uncured Title Requirement described in this Section 2 does not exceed $5,000,000.

         Section 3. Amendment and Ratification. Upon the effectiveness hereof as provided in Section 4, this Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Agent, the Collateral Agent or the Documentation Agent, nor constitute a waiver of any provision of any of the Loan Documents. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

         Section 4. Conditions to Effectiveness. This Agreement shall become effective as of the Agreement Effective Date when the Agent has confirmed (and has so notified the Borrower) that counterparts hereof have been duly executed by the Borrower and the Applicable Lenders and delivered to the Agent.

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         Section 5. Representation and Warranty. The Borrower hereby represents and warrants that, as of the Amendment Effective Date, after giving effect hereto:

                  (i) the representations and warranties of each Loan Party contained in the Loan Documents are correct in all material respects on and as of such date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such date; and

                  (ii) no event has occurred and is continuing which constitutes a Default, an Event of Default or both.

         Section 6. Governing Law. This Amendment and the Rights and Obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the state of Illinois.

         Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Pages Follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                    BORROWER:

                                    KCS ENERGY, INC.

                                    By: /s/ Frederick Dwyer
                                        ----------------------
                                    Name:  FREDERICK DWYER
                                    Title: VICE PRESIDENT

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                                    BANKS:

                                    BANK OF MONTREAL, acting through
                                       its U.S. branches and agencies, including its Chicago, Illinois branch, as Agent

                                    By: /s/ James V. Ducote
                                        --------------------
                                    Name: JAMES V. DUCOTE
                                    Title: DIRECTOR

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                                    BNP PARIBAS

                                    BY: /s/ Douglas R. Liftman  /s/ Polly Schott
                                        ----------------------------------------
                                    Name: DOUGLAS R. LIFTMAN     POLLY SCHOTT
                                    Title: MANAGING DIRECTOR    VICE PRESIDENT

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                                    BANK ONE, NA

                                    BY: /s/ Charles Kingswell-Smith
                                        ------------------------------
                                    Name:  CHARLES KINGSWELL-SMITH
                                    Title: MANAGING DIRECTOR

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                                    STERLING BANK

                                    By: /s/ C. Scott Wilson
                                        ----------------------------
                                    Name: C. SCOTT WILSON
                                    Title: VICE PRESIDENT

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